Financial Instruments	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments

25.	FINANCIAL INSTRUMENTS

Interest rate risk management

We may enter into derivative financial instruments to reduce the risk associated with fluctuations in interest rates. We have entered into interest rate swap agreements that convert certain floating rate interest obligations to fixed rates, which from an economic perspective, hedge our exposure to variability in cash flows arising from changes in interest rates. The counterparties to such contracts are major banking and financial institutions. Credit risk exists to the extent that the counterparties are unable to perform under the contracts, however we do not anticipate a non-performance by any of our counterparties. We do not hold or issue derivative financial instruments for speculative or trading purposes. We manage our debt portfolio by entering into U.S. dollars-denominated interest rate swap agreements to achieve an overall desired position of fixed and floating interest rates.

As of December 31, 2025 and 2024, we were party to the following interest rate swap transactions involving the payment of fixed rates in exchange for SOFR as summarized below:

Instrument	Year end	Notional value	Maturity dates	Fixed interest rates
Interest rate swaps:
Receiving floating, pay fixed	2025	600,000	2032	3.43%
Receiving floating, pay fixed	2024	518,542	2025/2029	1.93% to 2.37%%

Foreign currency risk

The majority of our gross earnings are denominated and receivable in U.S. dollars. The majority of our transactions, assets and liabilities are also denominated in U.S. dollars, which is our functional currency. However, we incur certain expenditure in other currencies. Accordingly, fluctuations in foreign currency exchange rates may adversely affect our cash flows and results of operations.

Commodity price risk management

Although the LTA bills at a base rate of $60.00 per barrel over the contract term for 1.2 million tonnes out of the base capacity of 1.4 million (December 31, 2024: 1.4 million) tonnes of LNG, we bear no downside risk to the movement of oil prices should the oil price move below $60.00. Pursuant to LTA Amendment 3, the remaining 0.2 million (December 31, 2024: 0.20 million) tonnes of LNG is linked to the TTF index and the Euro/U.S. Dollar foreign exchange movements.

We previously entered into commodity swaps to economically hedge our exposure to a portion of FLNG Hilli’s tolling fee that is linked to the TTF index. These commodity swaps matured during the year ended December 31, 2024 and we have not entered into any new commodity swaps during the year ended December 31, 2025.

Fair values of financial instruments

We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities.
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.
Level 3: Unobservable inputs that are not corroborated by market data.
The carrying values and estimated fair values of our financial instruments at December 31, 2025 and 2024 are as follows:

		2025	2025	2024	2024
(in thousands of $)	Fair value hierarchy	Carrying value	Fair value	Carrying value	Fair value
Non-Derivatives:
Cash and cash equivalents (1) (2)	Level 1	1,151,221	1,151,221	566,384	566,384
Restricted cash and short-term deposits (1) (3)	Level 1	64,196	64,196	150,198	150,198
Trade accounts receivable (3) (4)	Level 1	35,518	35,518	29,667	29,667
Interest receivable from money-market deposits and bank accounts (3)	Level 1	3,353	3,353	2,053	2,053
Receivable from IRS derivatives (3)	Level 1	269	269	1,745	1,745
Trade accounts payable (3) (5)	Level 1	(123,605)	(123,605)	(198,906)	(198,906)
Current portion of long-term debt and short-term debt (3) (6) (7)	Level 2	(305,037)	(305,037)	(337,299)	(337,299)
Current portion of long-term debt - 2021 Unsecured Bonds (6) (8)	Level 1	—	—	(189,642)	(191,147)
Long-term debt (6) (7)	Level 2	(1,125,000)	(1,125,000)	(948,000)	(948,000)
Long-term debt - 2024 Unsecured Bonds (6) (8)	Level 1	(300,000)	(299,511)	—	—
Long-term debt - 2025 Senior Unsecured Notes (6) (8)	Level 1	(500,000)	(481,325)	—	—
Long-term debt - 2025 Convertible Bonds (6) (9)	Level 2	(575,000)	(555,473)	—	—

Derivatives:
Oil and gas derivative instruments (10)	Level 2	12,726	12,726	105,828	105,828
Asset on IRS derivatives (11)	Level 2	2,551	2,551	33,417	33,417
(1) These instruments carrying value is highly liquid and is a reasonable estimate of fair value.

(2) Included within cash and cash equivalents of $1,151.2 million and $566.4 million are $920.5 million and $301.8 million cash held in short-term money-market deposits as of December 31, 2025 and 2024, respectively. During year December 31, 2025 and 2024, we earned interest income on short-term money-market deposits and on balances held in account of $32.6 million and $35.3 million, respectively.

(3) These instruments are considered to be equal to their estimated fair value because of their near term maturity.

(4) As of December 31, 2025, trade receivables and accrued income totaled to $35.5 million, primarily relating to amounts due from bp under the Gimi LOA. bp is a publicly listed, investment-grade counterparty with no prior history of default. Accordingly, we consider the credit risk associated with bp to be remote as of December 31, 2025.

As of December 31, 2024, trade receivables and accrued income totaled to $29.7 million, primarily relating to services invoiced under the LTA. As of December 31, 2025, receivables related to the LTA were presented as “Amounts due from related parties” as Naria Inc., a Perenco-affiliated entity and our largest shareholder, held beneficial ownership of 10.15%, thereby meeting the definition of a principal owner under the related party classification (note 26).

(5) As of December 31, 2025, trade payables primarily comprised of amounts payable relating to the MKII FLNG conversion and FLNG Gimi commissioning works of $91.0 million and $5.0 million, respectively (2024: $100.2 million and $80.9 million, respectively).

(6) Our debt obligations are recorded at amortized cost in the consolidated balance sheets. The amounts presented in the table are gross of the deferred financing costs amounting to $47.0 million and $22.7 million at December 31, 2025 and 2024, respectively.

(7) The estimated fair values for both the floating long-term debt and short-term debt are considered to be equal to the carrying value since they bear variable interest rates, which are adjusted on a quarterly basis.

(8) The estimated fair values of our 2021 and 2024 Unsecured Bonds are based on their quoted market prices as of the balance sheet date. In March 2025 and November 2025, following the listing of our 2024 Unsecured Bonds and Senior Unsecured Notes on the Oslo Børs and TISE, respectively the fair value hierarchy was transferred from Level 2 to Level 1.

(9) The estimated fair value of our 2025 Convertible Bonds reflect observable market inputs and is classified as Level 2 in the fair value hierarchy (note 19).
(10) The fair value of the oil and gas derivative instruments are presented on a gross basis (none of which have been designated as hedges) is determined using the estimated discounted cash flows of the additional payments due to us as a result of oil and gas prices moving above the contractual floor price over the remaining term of the LTA. Significant inputs used in the valuation of the oil and gas derivative instruments include the Euro/U.S. Dollar exchange rates based on the forex forward curve for the gas derivative instrument and management’s estimate of an appropriate discount rate and the length of time necessary to blend the long-term and short-term oil and gas prices obtained from quoted prices in active markets.

(11) The fair value of certain derivative instruments are presented on a gross basis (none of which have been designated as hedges) is the estimated amount that we would receive or pay to terminate the agreements at the balance sheet date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. The credit exposure of certain derivative instruments is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements.

(12) The following methods and assumptions were used to estimate the fair value of our other classes of financial instruments:

•the carrying values of receivables from related parties and working capital facilities approximate their fair values because of the near-term maturity of these instruments (notes 14, 21 and 26). These instruments are classified within Level 1 of the fair value hierarchy.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents and restricted cash to the extent that substantially all of the amounts are carried with Standard Chartered Bank (“SCB”), Nordea Bank ABP, DBS Bank Ltd, ABN Amro Bank NV, DNB UK Limited, Danske Bank A/S and Internationale Nederlanden Groep Bank (“ING Bank N.V”). However, we believe this risk is remote, as they are established and reputable financial institutions with no prior history of default and with investment grade credit ratings.

There is a concentration of financing risk with respect to our long-term debt to the extent that a substantial amount of our long-term debt is carried with ABN Amro Bank NV, Citibank N.A., DNB UK Limited, SCB, and Goldman Sachs USA as well as with CSSC in regards to our sale and leaseback arrangement on the FLNG Hilli (note 5). We believe these counterparties to be sound financial institutions, with investment grade credit ratings. Therefore, we believe this risk of default is remote.

A concentration of supplier risk exists with CIMC on the MKII FLNG conversion, Seatrium on FLNG Hilli's refurbishment and Nuovo Pignone International S.R.L across all our assets. We believe these supplier risks are remote as our vendors are reputable engineering, procurement, consulting and construction companies.